SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: July 21, 2003


                                GENIO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

        000-28459                                       22-3360133
(Commission File Number)                     (IRS Employer Identification #)

                     Shai Bar-Lavi, Chief Executive Officer
                                Genio Group, Inc.
                     1120 Avenue of the Americas, Suite 4020
                            New York, New York 10036
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 626-6702
                    ----------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            As previously reported on Form 8-K, on July 21, 2003, Genio Group, Inc., formerly known as National Management Consulting Inc. (the "Company") acquired all of the capital stock of Genio, Inc., a privately held New York corporation, formerly known as Tele-V, Inc, and all of its subsidiaries and affiliates (collectively, "Genio Sub"), in exchange for the issuance of a majority of the issued and outstanding common stock of the Company (the "Genio Acquisition").

         Genio Sub is a developer and marketer of entertainment and leisure products whose management team has substantial experience in consumer product marketing and Genio Sub holds a worldwide license with Marvel Enterprises, Inc. to manufacture and sell specific categories of products built around the globally recognizable Marvel Super Heroes(R), including Spider-Man(TM), The Incredible Hulk(TM), X-Men(TM), Elektra(TM), Daredevil(TM) and the Fantastic Four(TM). At the closing of the Genio Acquisition, Genio Sub became a wholly-owned subsidiary of the Company. At the closing, the shareholders of Genio Sub were issued an aggregate of 15,484,448 shares of the Company's common stock, reflecting 65% of the 23,822,228 shares of common stock in total outstanding post-closing. The Company also provided a total of $3,000,000 in funding to Genio Sub. The Company secured the capital for Genio Sub through a private placement of its equity securities to accredited investors.

         The terms of the acquisition were negotiated between the officers of the Company and Shai Bar-Lavi. At the time of the negotiations, there was no material relationship between the Company or any of its directors, officers or affiliates and Genio Sub or its management. Mr. Bar-Lavi served as Chief Executive officer of CDKnet, LLC, a subsidiary of CDKnet.com, Inc. from April 1999 to January 1, 2000. Steven A. Horowitz, President of the Company is CEO, a director and a principal shareholder of CDKnet.com, Inc. Certain other newly appointed officers of the Company are also executive officers of CDKnet.com, Inc.


Item  7.    Financial  Statements,  Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

     (a) Financial Statements



     (b) Pro Forma Financial Information



     (c) Exhibits


Exhibit Number    Description of Documents

     1.a          Pro Forma Combined Financial Statements

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENIO GROUP, INC.
                                                 (Registrant)



                                           By: /s/ Shai Bar-Lavi
                                               ---------------------------------
                                               Shai Bar-Lavi,
                                               Chief Executive Officer

Date: October 3, 2003



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